UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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MERGE HEALTHCARE INCORPORATED
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice Of Availability Of Proxy Materials For The Annual Meeting Of Stockholders Of MERGE HEALTHCARE INCORPORATED to Be held on: June 17, 2015 350 north orleans Street, First Floor, Chicago, illinois 60654 OMPANY NUMBER CCOUNT NUMBER CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a Copy. To facilitate timely delivery please make the request as instructed below before June 5, 2015. Please visit www.merge.com/annualmeeting/, where the following materials are available to view:  Notice of Annual Meeting of Stockholders and Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIALS: TO VOTE: E-MAIL: shareholderinfo@merge.com TELEPHONE: (262) 367-0700 or (877) 446-3743 WEBSITE: http://www.merge.com/annualmeeting/ ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. 1. Elect seven (7) individuals to serve as Directors until the next annual meeting of Stockholders and until his or her successor is duly elected and qualified, or until his or her prior death, resignation or removal (check one box). 2. Approve the adoption of the Merge Healthcare Incorporated 2015 Equity Incentive Plan. 3. Approve the amendment to our Bylaws to provide for an exclusive forums provision. 4. Approve the removal of the conversion cap limitation to the conversion of our Series A Convertible Preferred Stock into shares of our Common Stock. 5. Approve the amendment to our Certificate of Incorporation and Certificate of Designation to allow holders of preferred stock to vote separately. 6. Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the 2015 fiscal year. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or postponement thereof. The Board of Directors recommends a vote For all director nominees and For proposal numbers two, three, four, five and six. NOMINEES: Michael J. Cole Justin C. Dearborn William J. Devers Jr. Michael W. Ferro, Jr. Matthew M. Maloney Richard A. Reck Neele E. Stearns, Jr. Please note that you cannot use this notice to vote by mail.